AMENDED AND RESTATED GUARANTEE AND SECURITY AGREEMENT

among

TWISTBOX ENTERTAINMENT, INC.,

NEUMEDIA, INC.
(FORMERLY KNOWN AS MANDALAY MEDIA INC.)

EACH OF THE SUBSIDIARIES PARTY HERETO,

THE INVESTORS PARTY HERETO,

and

VALUEACT SMALLCAP MASTER FUND, L.P., as Collateral Agent

Dated as of June 21, 2010

i

TABLE OF CONTENTS

SCHEDULES:

Schedule I       List of Subsidiary Guarantors and Addresses for Notices List of Foreign Subsidiaries which are not Subsidiary Guarantors as of June 21, 2010, and Addresses

Schedule II     Existing Liens

Schedule 1.4(a)       Twistbox Games Ltd. & Co. KG Collateral

Schedule 3.1(a)(i)    List of Chief Executive Offices, Jurisdictions of Organization, Federal Employer Identification Numbers and Company Organizational Numbers

Schedule 3.1(a)(ii)   List of Legal and Other Names

Schedule 3.1(a)(v)(A) List of Filing Offices

Schedule 3.1(a)(v)(B) Excluded Trademarks

Schedule 3.2     List of Locations of Equipment and Inventory

Schedule 3.4     List of Pledged Collateral, Investment Property and Securities Accounts

Schedule 3.5     List of Letters of Credit

Schedule 3.6     List of Intellectual Property

Schedule 3.7     List of Commercial Tort Claims

Schedule 3.8     List of Deposit Accounts

EXHIBITS:

Exhibit A           Form of Copyright Security Agreement

Exhibit B           Form of Patent Security Agreement

Exhibit C           Form of Trademark Security Agreement

ALL INDEBTEDNESS EVIDENCED BY THIS GUARANTEE AND SECURITY AGREEMENT IS SUBORDINATED TO OTHER INDEBTEDNESS PURSUANT TO, AND TO THE EXTENT PROVIDED IN, AND IS OTHERWISE SUBJECT TO THE TERMS OF, THE SUBORDINATION AGREEMENT, DATED AS OF JUNE 21, 2010 (THE "SUBORDINATION AGREEMENT"), AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, BY AND AMONG THE COLLATERAL AGENT, THE COMPANY, TRINAD CAPITAL MASTER FUND, LTD. AND NEUMEDIA, INC.

AMENDED AND RESTATED GUARANTEE AND SECURITY AGREEMENT, dated as of June 21, 2010 (this “Guarantee and Security Agreement”), among Twistbox Entertainment, Inc., a Delaware corporation (the “Company”), NeuMedia, Inc. formerly known as Mandalay Media Inc., a Delaware corporation (the “Parent”) each of the subsidiaries of the Parent identified on Schedule I as being a subsidiary guarantor (each such subsidiary, individually a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, the Parent and the Company are referred to collectively herein as the “Grantors”), the investors from time to time party hereto (including their successors and permitted assigns, each an “Investor” and collectively, the “Investors”) and ValueAct SmallCap Master Fund, L.P., as collateral agent for the benefit of the Secured Parties (including its successors and permitted assigns and in such capacity, the “Collateral Agent”).

Reference is made to the Securities Purchase Agreement, dated as of July 30, 2007, among the Company and the Investors from time to time party thereto (as amended, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”).

The Company is indebted to the Investors in the principal amount of $3,500,000 pursuant to an Amended and Restated Senior Subordinated Secured Note due June 21, 2013, dated June 21, 2010 (as amended, supplemented or otherwise modified, the “Senior Secured Note”) upon the terms and subject to the conditions specified in, the Securities Purchase Agreement.

This Guarantee and Security Agreement amends and restates that certain Guaranty and Security Agreement, dated as of June 30, 2007, by and among the Company, the subsidiary guarantors party thereto, the investors party thereto and the Collateral Agent, as the same may have been amended, supplemented or otherwise modified from time to time prior to the date hereof (the “Original Guarantee and Security Agreement”).

The Parent directly owns all of the Equity Interests of the Company and will derive substantial benefit from the amendment and restatement of the Original Guarantee and Security Agreement.

The Parent has entered into a letter agreement dated as of June 21, 2010, by and among the Collateral Agent, the Parent, the Lead Participating Investors party thereto, Jonathan Cresswell and Nathaniel MacLeitch, with regard to (i) the partial satisfaction of the Senior Secured Note, and (ii) the satisfaction of that certain Secured Promissory Note issued by the Parent and held by Jonathan Cresswell, Nathaniel MacLeitch and certain other former shareholders of AMV Holding Limited.

The Grantors and the Collateral Agent, on behalf of itself and each other Secured Party (and each of their respective successors or permitted assigns), hereby agree as follows:

ARTICLE 1.

DEFINITIONS; GUARANTEE; GRANT OF SECURITY;
CONTINUING PERFECTION AND PRIORITY

Section 1.1         General Definitions

As used in this Guarantee and Security Agreement, the following terms shall have the meanings specified below:

“Account Debtor” means each Person who is obligated in respect of any Receivable or any Supporting Obligation or Collateral Support related thereto.

“Accounts” means all “accounts” as defined in Article 9 of the UCC.

“Additional Subsidiary Guarantor and Grantor” has the meaning assigned to such term in Article 11.

“Applicable Date” means (i) in the case of any Grantor (other than an Additional Subsidiary Guarantor and Grantor), the date hereof, and (ii) in the case of any Additional Subsidiary Guarantor and Grantor, the date of the Supplement executed and delivered by such Additional Subsidiary Guarantor and Grantor.

“Authorization” means, collectively, any license, approval, permit or other authorization issued by Governmental Authority.

“Bankruptcy Law” means Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

“Cash Collateral Account” means any Deposit Account or Securities Account established by the Collateral Agent in which cash may from time to time be on deposit or held therein pursuant to the Secured Transaction Documents.

“Chattel Paper” means all “chattel paper” as defined in Article 9 of the UCC.

“Claim Proceeds” means, with respect to any Commercial Tort Claim or any Collateral Support or Supporting Obligation relating thereto, all Proceeds thereof, including all insurance proceeds and other amounts and recoveries resulting or arising from the settlement or other resolution thereof, in each case regardless of whether characterized as a “commercial tort claim” under Article 9 of the UCC or “proceeds” under the UCC.

“Collateral” has the meaning assigned to such term in Section 1.4(a).

“Collateral Records” means all books, instruments, certificates, Records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals and other documents, and all computer software, computer printouts, tapes, disks and related data processing software and similar items, in each case that at any time represent, cover or otherwise evidence any of the Collateral.

“Collateral Support” means all property (real or personal) assigned, hypothecated or otherwise securing any of the Collateral, and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Commercial Tort Claims” means (i) all “commercial tort claims” as defined in Article 9 of the UCC and (ii) all Claim Proceeds with respect to any of the foregoing; including all claims described on Schedule 3.7.

“Company” has the meaning assigned to such term in the preliminary statement of this Guarantee and Security Agreement.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned or held by any Grantor or which any Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of any Grantor under any such agreement, including each agreement described on Schedule 3.6.

“Copyright Security Agreement” means a Copyright Security Agreement substantially in the form of Exhibit A hereto.

“Copyrights” means all of the following: (i) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (ii) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office or any similar offices in the United States or any other country, including those described on Schedule 3.6.

“Deposit Accounts” means all “deposit accounts” as defined in Article 9 of the UCC, including all such accounts described on Schedule 3.8.

“Documents” means all “documents” as defined in Article 9 of the UCC.

“Equipment” means (i) all “equipment” as defined in Article 9 of the UCC, (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools, in each case, regardless of whether characterized as “equipment” under the UCC, and (iii) all accessions or additions to any of the foregoing, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing.

“Equity Interest” means (i) shares of corporate stock, partnership interests, membership interests, and any other interest that confers on a Person the right to receive a share of the profits and losses of, or distribution of assets of, the issuing Person, and (ii) all warrants, options or other rights to acquire any Equity Interest set forth in clause (i) of this defined term.

“Event of Default” has the meaning assigned to such term in the Senior Secured Notes.

“Foreign Subsidiary” means any direct subsidiary of any Grantor organized under the laws of any jurisdiction outside the United States of America other than any Subsidiary Guarantor and as designated as such on Schedule I hereto.

“Foreign Subsidiary Voting Stock” means the voting capital stock of any Foreign Subsidiary.

“Financial Assets” means all “financial assets” as defined in Article 8 of the UCC.

“General Intangibles” means (i) all “general intangibles” as defined in Article 9 of the UCC and (ii) all chooses in action and causes of action, all indemnification claims, all goodwill, all tax refunds, all licenses, permits, concessions, franchises and authorizations, all Intellectual Property, all Payment Intangibles and all Software, in each case, regardless of whether characterized as a “general intangible” under the UCC.

“Goods” means (i) all “goods” as defined in Article 9 of the UCC and (ii) all Equipment and Inventory and any computer program embedded in goods and any supporting information provided in connection with such program, to the extent (a) such program is associated with such goods in such a manner that it is customarily considered part of such goods or (b) by becoming the owner of such goods, a Person acquires a right to use the program in connection with such goods, in each case, regardless of whether characterized as a “good” under the UCC.

“Governmental Authority” means any nation or government, any state, province, city, municipal entity or other political subdivision thereof, and any governmental, executive, legislative, judicial, administrative or regulatory agency, department, authority, instrumentality, commission, board, bureau or similar body, whether federal, state, provincial, territorial, local or foreign.

“Grantor” and “Grantors” have the meanings assigned to such terms in the preliminary statement of this Guarantee and Security Agreement; provided, that AMV Holding Limited shall not be Grantor for purposes of this Guarantee and Security Agreement.

“Guaranteed Obligations” has the meaning assigned to such term in Section 1.3(a)(i).

“Guaranty” means the Amended and Restated Guaranty, given as of June 21, 2010, by the Parent to the Investor, as amended, supplemented or otherwise modified from time to time.

“Instruments” means all “instruments” as defined in Article 9 of the UCC.

“Insurance” means all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent or any other Secured Party is an additional named insured or the loss payee thereof) and all business interruption insurance policies.

“Intellectual Property” means all intellectual and similar property owned by any Grantor of every kind and nature, including inventions, designs, Patents, Copyrights, Trademarks, Licenses, domain names, Trade Secrets, confidential or proprietary technical and business information, know how, show how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Inventory” means (i) all “inventory” as defined in Article 9 of the UCC and (ii) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Grantor’s business, all goods which are returned to or repossessed by or on behalf of any Grantor, and all computer programs embedded in any goods, and all accessions thereto and products thereof, in each case, regardless of whether characterized as “inventory” under the UCC.

“Investor” and “Investors” have the meaning assigned to such term in the preliminary statements of this Guarantee and Security Agreement.

“Investment Property” means, collectively, all “investment property” as defined in Article 9 of the UCC including all Pledged Collateral.

“Letter of Credit Rights” means all “letter-of-credit rights” as defined in Article 9 of the UCC and all rights, title and interests of each Grantor to any letter of credit, in each case regardless of whether characterized as a “letter-of-credit right” under the UCC.

“License” means any Copyright License, Patent License, Trademark License, Trade Secret License or other license or sublicense to which any Grantor is a party.

“Lien” means any lien, mortgage, charge, claim, security interest, encumbrance, or right of first refusal.

“Net Receivables Balance” means all amounts recorded on the Company’s balance sheet as Receivables or accrued Receivables net of allowance for doubtful accounts consistent with past practice.

“Obligations” means (i) the due and punctual payment of (a) principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Senior Secured Notes, when and as due, whether at maturity or by acceleration or otherwise, and (b) all other monetary obligations, including fees, commissions, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Grantors to the Secured Parties when and as due, or that are otherwise payable to any Investors, in each case under the Secured Transaction Documents when and as due, (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Grantors or any other party (other than an Investor) under or pursuant to the Secured Transaction Documents, and (iii) with respect to the Subsidiary Guarantor, the Guaranteed Obligations.

“Original Guarantee and Security Agreement” the meaning assigned to such term in the preliminary statements of this Guarantee and Security Agreement.

“Parent” has the meaning assigned to such term in the preliminary statement of this Guarantee and Security Agreement.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned or held by or on behalf of any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement, including each agreement described on Schedule 3.6.

“Patent Security Agreement” means a Patent Security Agreement substantially in the form of Exhibit B hereto.

“Patents” means all of the following: (i) all letters patent of the United States or any other country, all registrations and recordings thereof and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in the United States or any other country, including those described on Schedule 3.6, and (ii) all reissues, continuations, divisions, continuations in part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Payment Intangibles” means all “payment intangibles” as defined in Article 9 of the UCC.

“Permitted Liens” means all of the following: (i) Liens existing as of the date hereof and set forth in Schedule II (ii) Liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent, (iii) Liens for taxes, assessments or similar charges incurred in the ordinary course of business that are not yet due and payable, (iv) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business, (v) Liens in favor of the Investors and (vi) Liens by Grantors in favor of the holders of the two Senior Notes issued by the Parent, dated June 21, 2010, in the principal amount of $1,500,000 and $1,000,000, respectively; provided that the aggregate outstanding principal amount of such senior Notes does not exceed $ 2,500,000.

“Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, or joint stock company.

“Pledged Collateral” means, collectively, Pledged Debt and Pledged Equity Interests.

“Pledged Debt” means all indebtedness for borrowed money owed or owing to any Grantor, including all indebtedness described on Schedule 3.4, all Instruments other than checks received in the ordinary course of business, Chattel Paper or other documents, if any, representing or evidencing such debt, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such debt.

“Pledged Equity Interests” means all Equity Interests owned or held by or on behalf of any Grantor, including all such Equity Interests described on Schedule 3.4, and all certificates, instruments and other documents, if any, representing or evidencing such Equity Interests and all interests of such Grantor on the books and records of the issuers of such Equity Interests, all of such Grantor’s right, title and interest in, to and under any partnership, limited liability company, shareholder or similar agreements to which it is a party, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests; provided, however, that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be pledged (or deemed to be pledged) hereunder.

“Proceeds” means (i) all “proceeds” as defined in Article 9 of the UCC, (ii) payments or distributions made with respect to any Investment Property, (iii) any payment received from any insurer or other Person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that constitutes the Collateral, and (iv) whatever is receivable or received when any of the Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, including any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (a) past, present or future infringement of any Patent now or hereafter owned or held by or on behalf of any Grantor, or licensed under a Patent License, (b) past, present or future infringement or dilution of any Trademark now or hereafter owned or held by or on behalf of any Grantor, or licensed under a Trademark License, or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned or held by or on behalf of any Grantor, (c) past, present or future infringement of any Copyright now or hereafter owned or held by or on behalf of any Grantor, or licensed under a Copyright License, (d) past, present or future infringement of any Trade Secret now or hereafter owned or held by or on behalf of any Grantor, or licensed under a Trade Secret License, and (e) past, present or future breach of any License, in each case, regardless of whether characterized as “proceeds” under the UCC.

“Receivables” means all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including all such rights constituting or evidenced by any Account, Chattel Paper, Instrument or other document, General Intangible or Investment Property, together with all of the applicable Grantor’s rights, if any, in any goods or other property giving rise to such right to payment, and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

“Receivables Records” means (i) all originals of all documents, instruments or other writings or electronic records or other Records evidencing any Receivable, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to such Receivable, including all tapes, cards, computer tapes, computer discs, computer runs and record keeping systems, whether in the possession or under the control of the applicable Grantor or any computer bureau or agent from time to time acting for such Grantor or otherwise, (iii) all evidences of the filing of financing statements relating to such Receivable and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including lien search reports, from filing or other registration officers and (iv) all credit information, reports and memoranda relating to such Receivable.

“Record” means a “record” as defined in Article 9 of the UCC.

“Related Party” means, with respect to any specified Person, such Person’s affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s affiliates.

“Secured Parties” means (i) the Collateral Agent, (ii) the Investors under the Senior Secured Notes, (iii) the beneficiaries of each indemnification obligation undertaken by or on behalf of any Grantor under any Secured Transaction Document, and (iv) the successors and permitted assigns of each of the foregoing.

“Secured Transaction Documents” means the Senior Secured Notes, this Guarantee and Security Agreement, the Guaranty, and all other instruments, documents, certificates and agreements related thereto.

“Securities Accounts” means all “securities accounts” as defined in Article 8 of the UCC, including all such accounts described on Schedule 3.4.

“Securities Intermediary” has the meaning specified in Article 8 of the UCC.

“Securities Purchase Agreement” has the meaning assigned to such term in the preliminary statement of this Guarantee and Security Agreement.

“Security Interest” has the meaning assigned to such term in Section 1.4(a).

“Senior Secured Note” has the meaning assigned to such term in the preliminary statement of this Guarantee and Security Agreement.

“Software” means all “software” as defined in Article 9 of the UCC.

“Subordinated Obligations” has the meaning assigned to such term in Section 1.3(e).

“Subsidiary” means any Person in which the Parent, directly or indirectly, owns capital stock or holds an equity or similar interest.

“Subsidiary Guarantee” has the meaning assigned to such term in Section 1.3(a)(i).

“Subsidiary Guarantor” has the meaning assigned to such term in the preliminary statement of this Guarantee and Security Agreement.

“Supplement” means a supplement hereto, in a form reasonably satisfactory to the Collateral Agent.

“Supporting Obligation” means (i) all “supporting obligations” as defined in Article 9 of the UCC and (ii) all Guaranties and other secondary obligations supporting any of the Collateral, in each case regardless of whether characterized as a “supporting obligation” under the UCC.

“Trade Secret Licenses” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trade Secrets now or hereafter owned or held by or on behalf of any Grantor or which such Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trade Secrets now or hereafter owned by any third party, and all rights of any Grantor under any such agreement, including each agreement described on Schedule 3.6.

“Trade Secrets” means all trade secrets and all other confidential or proprietary information and know-how now or hereafter owned or used in, or contemplated at any time for use in, the business of any Grantor (all of the foregoing being collectively called a “Trade Secret”), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, the right to sue for any past, present and future infringement of any Trade Secret, and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned or held by any Grantor or which such Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement, including each agreement described on Schedule 3.6.

“Trademark Security Agreement” means a Trademark Security Agreement substantially in the form of Exhibit C hereto.

“Trademarks” means all of the following: (i) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in the United States or any other country, and all extensions or renewals thereof, including those described on Schedule 3.6, (ii) all goodwill associated therewith or symbolized by any of the foregoing and (iii) all other assets, rights and interests that uniquely reflect or embody such goodwill.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

Section 1.2         Other Definitions; Interpretation

(a)         Other Definitions.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Securities Purchase Agreement.

(b)         Rules of Interpretation.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (ii) any definition of or reference to any law shall be construed as referring to such law as from time to time amended and any successor thereto and the rules and regulations promulgated from time to time thereunder, (iii) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (iv) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Guarantee and Security Agreement in its entirety and not to any particular provision hereof, (v) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to and any Supplement thereto, this Guarantee and Security Agreement, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.  All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

Section 1.3         Guarantee

(a)         Subsidiary Guarantee; Limitation of Liability.

(i)         Each Subsidiary Guarantor jointly and severally, hereby absolutely, unconditionally and irrevocably guarantees, as a primary obligor and not merely as surety, to the Collateral Agent for the ratable benefit of the Secured Parties the punctual payment when due (but subject to the expiration of any grace period granted by the Secured Parties in their sole discretion or the giving of any required notice provided for in any secured Transaction Document), whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of the Obligations of the Company and each other Grantor now or hereafter existing under or in respect of the Secured Transaction Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, reasonable fees and out-of-pocket expenses of counsel) incurred by the Collateral Agent or any other Investors in enforcing any rights under this Subsidiary Guarantee (the “Subsidiary Guarantee”) or any other Secured Transaction Document.  Without limiting the generality of the foregoing, each Subsidiary Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Grantor to the Collateral Agent or any Investors under or in respect of the Secured Transaction Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Grantor.

(ii)        Each Subsidiary Guarantor, and by its acceptance of this Subsidiary Guarantee, the Collateral Agent and each other Investors, hereby confirms that it is the intention of all such Persons that this Subsidiary Guarantee and the Obligations of each Subsidiary Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Subsidiary Guarantee and the Obligations of each Subsidiary Guarantor hereunder.  To effectuate the foregoing intention, the Collateral Agent, each Investor and the Subsidiary Guarantors hereby irrevocably agree that the Guaranteed Obligations of each Subsidiary Guarantor under this Subsidiary Guarantee at any time shall be limited to the maximum amount as will result in the Guaranteed Obligations of such Subsidiary Guarantor under this Subsidiary Guarantee not constituting a fraudulent transfer or conveyance.

(iii)       Each Subsidiary Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to the Collateral Agent or any Investors under this Subsidiary Guarantee, such Subsidiary Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Subsidiary Guarantor so as to maximize the aggregate amount then required to be paid to the Collateral Agent and Investors under or in respect of the Secured Transaction Documents.

(b)         Subsidiary Guarantee Absolute.  Each Subsidiary Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Secured Transaction Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Collateral Agent or any Investors with respect thereto.  The Obligations of each Subsidiary Guarantor under or in respect of this Subsidiary Guarantee are independent of the Guaranteed Obligations or any other Obligations of any other Grantor under or in respect of the Secured Transaction Documents, and a separate action or actions may be brought and prosecuted against each Subsidiary Guarantor to enforce this Subsidiary Guarantee, irrespective of whether any action is brought against the Company or any other Grantor or whether the Company or any other Grantor is joined in any such action or actions.  The liability of each Subsidiary Guarantor under this Subsidiary Guarantee shall be irrevocable, absolute and unconditional irrespective of, and each Subsidiary Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

(i)         any lack of validity or enforceability of any Secured Transaction Document or any agreement or instrument relating thereto;

(ii)        any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Grantor under or in respect of the Secured Transaction Documents, or any other amendment or waiver of or any consent to departure from any Secured Transaction Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Grantor or any of its Subsidiaries or otherwise;

(iii)       any taking, release or amendment or waiver of, or consent to departure from, any other guarantee, for all or any of the Guaranteed Obligations it being understood that any such amendment, waiver or consent shall be applicable to the Guaranteed Obligations of the Subsidiary Guarantors;

(iv)      any change, restructuring or termination of the corporate structure or existence of any Grantor or any of its Subsidiaries;

(v)       any failure of any Investors to disclose to any Grantor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Grantor now or hereafter known to such Investors (each Subsidiary Guarantor waiving any duty on the part of the Investors to disclose such information);

(vi)      the failure of any other Person to execute or deliver this Agreement, any Supplement or any other guarantee or agreement or the release or reduction of liability of any Subsidiary Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or

(vii)     any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Investors that might otherwise constitute a defense available to, or a discharge of, any Grantor or any other guarantor or surety, in each case other than payment in full of the Guaranteed Obligations (other than contingent indemnification obligations).

This Subsidiary Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Investors or any other Person upon the insolvency, bankruptcy or reorganization of the Company or any other Grantor or otherwise, all as though such payment had not been made.

(c)         Waivers and Acknowledgments.  Each Subsidiary Guarantor hereby unconditionally and irrevocably waives:

(i)         promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Subsidiary Guarantee and any requirement that any Investors protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Grantor or any other Person;

(ii)        any right to revoke this Subsidiary Guarantee and acknowledges that this Subsidiary Guarantee is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future;

(iii)       (A)  any defense arising by reason of any claim or defense based upon an election of remedies by any Investors that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Subsidiary Guarantor or other rights of such Subsidiary Guarantor to proceed against any of the other Grantors, any other guarantor or any other Person, and (B) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Subsidiary Guarantor hereunder;

(iv)      any duty on the part of any Investors to disclose to such Subsidiary Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Grantor or any of its Subsidiaries now or hereafter known by such Investors; and

(v)       each Subsidiary Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Secured Transaction Documents and that the waivers set forth in Section 1.3(b) and this Section 1.3(c) are knowingly made in contemplation of such benefits.

(d)         Subrogation.  Each Subsidiary Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Company or any other Grantor that arise from the existence, payment, performance or enforcement of such Subsidiary Guarantor’s obligations under or in respect of this Subsidiary Guarantee or any other Secured Transaction Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Investor against the Company or any other Grantor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company or any other Grantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations (other than contingent indemnification rights) shall have been paid in full in cash.  If any amount shall be paid to any Subsidiary Guarantor in violation of the immediately preceding sentence at any time prior to the latest of the payment in full in cash of the Guaranteed Obligations (other than contingent indemnification rights), such amount shall be received and held in trust for the benefit of the Investors, shall be segregated from other property and funds of such Subsidiary Guarantor and shall forthwith be paid or delivered to the Collateral Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Secured Transaction Documents, or to be held as collateral for any Guaranteed Obligations.  If (i) any Subsidiary Guarantor shall make payment to any Investor of all or any part of the Guaranteed Obligations and (ii) all of the Guaranteed Obligations (other than contingent indemnification rights) shall have been paid in full in cash, the Investors will, at such Subsidiary Guarantor’s request and expense, execute and deliver to such Subsidiary Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Subsidiary Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Subsidiary Guarantor pursuant to this Subsidiary Guarantee.

(e)         Subordination.  Each Subsidiary Guarantor hereby subordinates any and all debts, liabilities and other obligations owed to such Subsidiary Guarantor by each other Grantor (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 1.3:

(i)         Prohibited Payments, Etc.  Except during the continuance of an Event of Default, each Subsidiary Guarantor may receive payments from any other Grantor on account of the Subordinated Obligations.  Upon the occurrence and during the continuance of any Event of Default, however, no Subsidiary Guarantor may demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

(ii)        Prior Payment of Guaranteed Obligations.  In any proceeding under any Bankruptcy Law relating to any other Grantor, each Subsidiary Guarantor agrees that the Investors shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding (“Post-Petition Interest”)) (other than contingent indemnification obligations) before such Subsidiary Guarantor receives payment of any Subordinated Obligations.

(iii)       Turn-Over.  Upon the occurrence and during the continuance of any Event of Default, each Subsidiary Guarantor shall upon written request by the Collateral Agent, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Investors and deliver such payments to the Collateral Agent on account of the Guaranteed Obligations (including all Post-Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Subsidiary Guarantor under the other provisions of this Subsidiary Guarantee.

(iv)       Collateral Agent Authorization.  Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent is authorized and empowered (but without any obligation to so do), in its reasonable discretion, (A) in the name of each Subsidiary Guarantor, to collect and enforce, and to submit claims in respect of, the Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post-Petition Interest), and (B) to require each Subsidiary Guarantor (1) to collect and enforce, and to submit claims in respect of, the Subordinated Obligations and (2) to pay any amounts received on such obligations to the Collateral Agent for application to the Guaranteed Obligations (including any and all Post-Petition Interest).

(f)         Continuing Subsidiary Guarantee; Assignments.  This Subsidiary Guarantee is a continuing guarantee and shall (i) remain in full force and effect until the payment in full in cash of the Guaranteed Obligations, (ii) be binding upon each Subsidiary Guarantor, its successors and assigns, and (iii) inure to the benefit of and be enforceable by the Investors and their successors and permitted transferees and assigns.

(g)         Mandatory Provisions of Bankruptcy Law.  Nothing in this Section 1.3 shall limit any rights a receiver, liquidator, insolvency administrator may have under the German Insolvency Act (Insolvenzordnung).

(h)         Subsidiary Guarantors’ Obligations Unconditional. The covenants and agreements of each Subsidiary Guarantor set forth in this Guarantee shall be primary obligations of each Subsidiary Guarantor, and such obligations shall be continuing, absolute and unconditional, shall not be subject to any counterclaim, setoff, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense (other than full and strict compliance by Subsidiary Guarantor with its obligations hereunder), whether based upon any claim that Parent, or any other Person may have against Investor or any other Person or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not each Subsidiary Guarantor or Parent shall have any knowledge or notice thereof) including, without limitation:

A.
any amendment, modification, addition, deletion, supplement or renewal to or of or other change in the Obligations or the Secured Transaction Documents or any related instrument or agreement, or any other instrument or agreement applicable thereto or any of the parties to such agreements, or to any collateral, or any furnishing or acceptance of additional security for, guarantee of or right of offset with respect to, any of the Obligations; or the failure of any security or the failure of Investor to perfect or insure any interest in any collateral;

B.	any failure, omission or delay on the part of Parent or Investor to conform or comply with any term of any instrument or agreement referred to in clause (A) above;

C.
any waiver, consent, extension, indulgence, compromise, release or other action or inaction under or in respect of any instrument, agreement, guarantee, right of offset or security referred to in clause (A) above or any obligation or liability of Parent or Investor, or any exercise or non-exercise by Investor of any right, remedy, power or privilege under or in respect of any such instrument, agreement, guarantee, right of offset or security or any such obligation or liability;

D.
any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to Parent, Investor or any other Person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

E.
any limitation on the liability or obligations of any Person under the Secured Transaction Documents or any other related instrument or agreement, the Obligations, any collateral security for the Obligations or any other guarantee of the Obligations or any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the foregoing, or any other agreement, instrument, guarantee or security referred to in clause (A) above or any term of any thereof;

F.	any merger or consolidation of Parent into or with any other Person or any sale, lease or transfer of any of the assets of Parent to any other Person;

G.	any change in the ownership of any shares of capital stock of Parent or any corporate change in Parent; or

H.
any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing and any other circumstance that might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against each Subsidiary Guarantor.

The obligations of each Subsidiary Guarantor set forth herein constitute the full recourse obligations of each Subsidiary Guarantor, enforceable against it to the full extent of all its assets and properties.

Each Subsidiary Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by Investor upon this Guarantee or acceptance of this Guarantee, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guarantee.  Each Subsidiary Guarantor unconditionally waives, to the extent permitted by law:  (a) acceptance of this Guarantee and proof of reliance by Investor hereon; (b) notice of any of the matters referred to in the foregoing clauses A through H hereof, or any right to consent or assent to any thereof; (c) all notices that may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against each Subsidiary Guarantor, including without limitation, any demand, presentment, protest, proof or notice of nonpayment under the Secured Transaction Documents or any related instrument or agreement, and notice of default or any failure on the part of Parent to perform and comply with any covenant, agreement, term or condition of the Secured Transaction Documents or any related instrument or agreement; (d) any right to the enforcement, assertion or exercise against Parent of any right, power, privilege or remedy conferred in the Loan Document or any related instrument or agreement or otherwise; (e) any requirement of diligence on the part of any Person; (f) any requirement of Investor to take any action whatsoever, to exhaust any remedies or to mitigate the damages resulting from a default under the Secured Transaction Documents or any related instrument or agreement; (g) any notice of any sale, transfer or other disposition by any Person of any right under, title to or interest in the Secured Transaction Documents or any related instrument or agreement relating thereto or any collateral for the Obligations; and (h) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or that might otherwise limit recourse against any Subsidiary Guarantor (including, without limitation, any and all benefits under California Civil Code Sections 2809, 2810, 2819, 2822, 2825, 2845, 2846, 2847, 2848, 2849, 2850, 2899 and 3433).

Without limiting the foregoing, each Subsidiary Guarantor hereby absolutely, unconditionally and irrevocably waives and agrees not to assert or take advantage of any defense based upon an election of remedies by Investor, including an election to proceed by non-judicial rather than judicial foreclosure, which destroys or impairs any right of subrogation of each Subsidiary Guarantor or the right of each Subsidiary Guarantor to proceed against any Person for reimbursement or both.

Each Subsidiary Guarantor agrees that this Guarantee shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Parent is rescinded or must be otherwise restored by Investor, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

Each Subsidiary Guarantor further agrees that, without limiting the generality of this Guarantee, if an Event of Default shall have occurred and be continuing and Investor is prevented by applicable law from exercising its remedies under the Secured Transaction Documents, Investor shall be entitled to receive hereunder from each Subsidiary Guarantor, upon demand therefor, the sums which would have otherwise been due from Parent had such remedies been exercised.

Section 1.4         Grant of Security

(a)         Grant by Grantors.  As security for the payment or performance, as applicable, in full of the Obligations, each Grantor hereby pledges and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a lien on and security interest (the “Security Interest”) in and to all of the right, title and interest of such Grantor in, to and under the following property, wherever located, whether now existing or hereafter arising or acquired from time to time (all of which being hereinafter collectively referred to as the “Collateral”):

(i)         all Accounts,

(ii)        all Deposit Accounts and Securities Accounts, including all Cash Collateral Accounts,

(iii)       all Chattel Paper, Documents and Instruments,

(iv)       all Commercial Tort Claims,

(v)        all Equipment,

(vi)      all General Intangibles,

(vii)     all Goods,

(viii)    all Insurance,

(ix)       all Instruments,

(x)        all Intellectual Property, but excluding in all cases all intent-to-use United States trademark applications for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. § 1051(c) or 15 U.S.C. § 1051(d), respectively, or if filed, has not been deemed in conformance with 15 U.S.C. § 1051(a) or examined and accepted, respectively, by the United States Patent and Trademark Office provided that upon such filing and acceptance, such intent-to-use applications shall be included in the definition of Collateral,

(xi)       all Inventory,

(xii)      all Investment Property, including all Pledged Collateral,

(xiii)     all Proceeds of Authorizations,

(xiv)     all Receivables and Receivables Records,

(xv)      all other goods and personal property of such Grantor, whether tangible or intangible, wherever located, including letters of credit,

(xvi)     to the extent not otherwise included in clauses (i) through (xv) of this Section, all Collateral Records, Collateral Support and Supporting Obligations in respect of any of the foregoing,

(xvii)    to the extent not otherwise included in clauses (i) through (xvi) of this Section, all other property in which a security interest may be granted under the UCC or which may be delivered to and held by the Collateral Agent pursuant to the terms hereof (including the account referred to in Section 3.4(c)(ii) and all funds and other property from time to time therein or credited thereto),

(xviii)   all Collateral of Twistbox Games Ltd. & Co. KG as further defined in Schedule 1.4(a) in compliance with mandatory German law, and

(xix)     to the extent not otherwise included in clauses (i) through (xvii) of this Section, all Proceeds, products, substitutions, accessions, rents and profits of or in respect of any of the foregoing.

(b)         Revisions to UCC.  For the avoidance of doubt, it is expressly understood and agreed that, to the extent the UCC is revised after the date hereof such that the definition of any of the foregoing terms included in the description or definition of the Collateral is changed, the parties hereto desire that any property which is included in such changed definitions, but which would not otherwise be included in the Security Interest on the date hereof, nevertheless be included in the Security Interest upon the effective date of such revision.  Notwithstanding the immediately preceding sentence, the Security Interest is intended to apply immediately on the date hereof to all of the Collateral to the fullest extent permitted by applicable law, regardless of whether any particular item of the Collateral was then subject to the UCC.

ARTICLE 2.

SECURITY FOR OBLIGATIONS; NO ASSUMPTION OF LIABILITY

Section 2.1         Security for Obligations

This Guarantee and Security Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of Title 11 of the United States Code, or any similar provision of any other bankruptcy, insolvency, receivership or other similar law), of all Obligations with respect to each Grantor.

Section 2.2         No Assumption of Liability

Notwithstanding anything to the contrary herein, the Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

ARTICLE 3.

REPRESENTATIONS AND WARRANTIES AND COVENANTS

Section 3.1         Generally

(a)         Representations and Warranties.  Each of the Grantors, jointly with the other Grantors and severally, represents and warrants to the Collateral Agent and the other Secured Parties that:

(i)         As of the Applicable Date, (A) such Grantor’s chief executive office or its principal place of business is, and for the preceding four months has been, located at the office indicated on Schedule 3.1(a)(i), (B) such Grantor’s jurisdiction of organization is the jurisdiction indicated on Schedule 3.1(a)(i), and (C) such Grantor’s Federal Employer Identification Number and/or company organizational number is as set forth on Schedule 3.1(a)(i).

(ii)        As of the Applicable Date, (A) such Grantor’s full legal name is as set forth on Schedule 3.1(a)(ii) and (B) such Grantor has not changed its legal name in the preceding five years, except as set forth on Schedule 3.1(a)(ii).

(iii)       Such Grantor has not within the five years preceding the Applicable Date become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not theretofore been terminated.

(iv)       Such Grantor has good and valid rights in, and title to, the Collateral with respect to which it has purported to grant the Security Interest, except for minor defects in title that do not materially interfere with its ability to conduct its business as currently conducted or to utilize such Collateral for its intended purposes, and except for Permitted Liens.

(v)        To the best of such Grantor’s knowledge, all actions and consents, including all filings, notices, registrations and recordings, necessary or desirable to create, perfect or ensure the first priority (subject only to Liens expressly permitted by the Secured Transaction Documents) of the Security Interest in the Collateral owned or held by it or on its behalf or for the exercise by the Collateral Agent or any other Secured Party of any voting or other rights provided for in this Guarantee and Security Agreement or the exercise of any remedies in respect of any such Collateral have been made or obtained, (A) except for (1) the filing of UCC financing statements naming such Grantor as “debtor” and the Collateral Agent as “secured party”, or the making of other appropriate filings, registrations or recordings, containing a description of such Collateral in each applicable governmental, municipal or other office specified on Schedule 3.1(a)(v)(A), (2) the filing, registration or recordation of fully executed security agreements in the form hereof (or in such other form as shall be in all respects satisfactory to the Collateral Agent) and containing a description of all such Collateral consisting of Patents, Trademarks and Copyrights, together with all other necessary documents, in each applicable governmental registry or office, (3) Deposit Accounts, (4) Collateral in which the Security Interest may be perfected only by possession, the delivery of which to the Collateral Agent is not required hereunder; (B) except for any such Collateral as to which the representations and warranties in this Section 3.1(a)(v) would not be true solely by virtue of such Collateral having been used or disposed of in a manner expressly permitted hereunder or under any other Secured Transaction Document; and (C) except to the extent that such Security Interest may not be perfected by filing, registering, recording or taking any other action in the United States.  The filing, in a timely manner, of the Securities Purchase Agreement and/or the Guarantee and Security Agreement and/or the Pledge Agreements with the following governmental bodies is required in order to perfect the security interests granted thereunder:

(A)        The United States Patent and Trademark Office and the United States Copyright Office

(B)         The Patents, Trademarks and Designs Office of any other jurisdiction.

The Collateral Agent agrees that it shall not seek (nor require any Grantor to take any action in order) to perfect its Security Interest in the trademarks set forth on Schedule 3.1(a)(v)(B).

Subsequent recording and filing with the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on registered patents, trademarks, trademark applications and copyrights acquired by the Company or any of its Subsidiaries after the date hereof.

(vi)      It has not filed or authorized the filing of (A) any financing statement or analogous document under the UCC or any other applicable laws covering any such Collateral, (B) any assignment in which it assigns any such Collateral or any security agreement or similar instrument covering any such Collateral with the United States Patent and Trademark Office or the United States Copyright Office, or (C) any assignment in which it assigns any such Collateral or any security agreement or similar instrument covering any such Collateral with any foreign governmental, municipal or other office, in each case, which financing statement, analogous document, assignment or other instrument, as applicable, is still in effect, except for Liens expressly permitted by the Secured Transaction Documents.

(vii)      The Security Interest in the Collateral owned or held by it or on its behalf (A) is effective to vest in the Collateral Agent, on behalf of the Secured Parties, the rights of the Collateral Agent in such Collateral as set forth herein and (B) does not violate Regulation T, U or X as of the Applicable Date.

(viii)    Immediately after the Applicable Date, (i) the fair value of the assets of the Grantors, taken as a whole, at a fair valuation, will exceed their debts and liabilities, subordinated, contingent or otherwise, (ii) the present fair saleable value of the property of the Grantors, taken as a whole, will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (iii) each Grantor will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, and (iv) each of the Grantors will not have unreasonably small capital with which to conduct the business following such date.

(b)         Covenants and Agreements.  Each Grantor hereby covenants and agrees as follows:

(i)         It will promptly notify the Collateral Agent in writing of any change (A) in its legal name, (B) in the location of its chief executive office, principal place of business, any office in which it maintains books or records relating to any of the Collateral owned or held by it or on its behalf or, except to the extent permitted by Section 3.1(b)(vii) or Section 3.2, any office or facility at which any such Collateral is located (including the establishment of any such new office or facility), (C) in its identity or legal or organizational structure or its jurisdiction of formation, or (D) in its Federal Taxpayer Identification Number.  It agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral with the priority required hereby.

(ii)        It shall maintain, at its own cost and expense, such complete and accurate Records with respect to the Collateral owned or held by it or on its behalf as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which it is engaged, but in any event to include complete accounting Records indicating all payments and proceeds received with respect to any part of such Collateral.

(iii)       It shall, at its own cost and expense, take any and all actions reasonably necessary to defend title to the Collateral owned or held by it or on its behalf against all Persons and to defend the Security Interest in such Collateral and the priority thereof against any Lien or other interest not expressly permitted by the Secured Transaction Documents, and in furtherance thereof, it shall not take, or permit to be taken, any action not otherwise expressly permitted by the Secured Transaction Documents that is reasonably likely to impair the Security Interest or the priority thereof or any Secured Party’s rights in or to such Collateral in violation hereof.

(iv)      The Collateral Agent and such Persons as the Collateral Agent may designate shall have the right at reasonable times and on reasonable notice, at the cost and expense of such Grantor, to inspect all of its Records (and to make extracts and copies from such Records), to discuss its affairs with its officers and (to the extent consented to by such independent accountants) independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral owned or held by or on behalf of such Grantor, including, upon the occurrence and during the continuance of any Event of Default, in the case of Receivables, Pledged Debt, General Intangibles, Commercial Tort Claims or Collateral in the possession of any third person, by contacting Account Debtors, contract parties or other obligors thereon or any third person possessing such Collateral for the purpose of making such a verification.  The Collateral Agent shall maintain the confidentiality of all such information and shall have the absolute right to share on a confidential basis any information it gains from such inspection or verification with any Secured Party.

(v)        At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral owned or held by or on behalf of such Grantor, and not permitted by the Secured Transaction Documents, and may pay for the maintenance and preservation of such Collateral to the extent such Grantor fails to do so as required by the Secured Transaction Documents, and such Grantor agrees, jointly with the other Grantors and severally, to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any other Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Secured Transaction Documents.

(vi)       It shall not be excused from liability as a result of granting of the Security Interest pursuant to this Guarantee and Security Agreement to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral owned or held by it or on its behalf, all in accordance with the terms and conditions thereof and it agrees, jointly with the other Grantors and severally, to indemnify and hold harmless the Collateral Agent and the other Secured Parties from and against any and all liability for such performance.

(vii)      It shall not make, or permit to be made, an assignment, pledge or hypothecation of the Collateral owned or held by it or on its behalf, or grant any other Lien in respect of such Collateral, except Permitted Liens.  Except as expressly permitted by the Secured Transaction Documents, it shall not make or permit to be made any transfer of such Collateral, and it shall remain at all times in possession of such Collateral and the direct owner, beneficially and of record, of the Pledged Equity Interests included in such Collateral, except that (A) Inventory may be sold in the ordinary course of business and (B) unless and until the Collateral Agent shall notify it that an Event of Default shall have occurred and be continuing and that, during the continuance thereof, it shall not sell, convey, lease, assign, transfer or otherwise dispose of any such Collateral (which notice may be given by telephone if promptly confirmed in writing), it may use and dispose of such Collateral in any lawful manner not inconsistent with the provisions of this Guarantee and Security Agreement or any other Secured Transaction Document.

Section 3.2         Equipment and Inventory

Each of the Grantors, jointly with the other Grantors and severally, represents and warrants to the Collateral Agent and the other Secured Parties that, except for such Equipment and Inventory that does not exceed a book value of $100,000 in the aggregate for all Grantors, as of the Applicable Date, all of the Equipment and Inventory included in the Collateral owned or held by it or on its behalf (other than mobile goods and Inventory and Equipment in transit) is kept only at the locations specified on Schedule 3.2.  In addition, each Grantor covenants and agrees that it shall not permit any Equipment or Inventory owned or held by it or on its behalf to be in the possession or control of any warehouseman, bailee, agent or processor for a period of greater than ninety (90) consecutive days, unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have agreed in writing to hold such Equipment or Inventory subject to the Security Interest and the instructions of the Collateral Agent and to waive and release any Lien held by it with respect to such Equipment or Inventory, whether arising by operation of law or otherwise.

Section 3.3         Receivables

(a)         Representations and Warranties.  Each of the Grantors, jointly with the other Grantors and severally, represents and warrants to the Collateral Agent and the other Secured Parties that, except for Receivables valued at less than $25,000 individually and $100,000 in the aggregate for all Grantors, no Receivable is evidenced by an Instrument (other than checks received in the ordinary course of business) or Chattel Paper that has not been delivered to the Collateral Agent.

(b)         Covenants and Agreements.  Each Grantor hereby covenants and agrees that:

(i)         At the reasonable request of the Collateral Agent, it shall mark conspicuously, in form and manner reasonably satisfactory to the Collateral Agent, all Chattel Paper, Instruments (other than checks received in the ordinary course of business) and other evidence of any Receivables owned or held by it or on its behalf (other than any delivered to the Collateral Agent as provided herein and other than purchase orders sent to customers), as well as the related Receivables Records with an appropriate reference to the fact that the Collateral Agent has a security interest therein.

(ii)        It will not, without the Collateral Agent’s prior written consent (which consent shall not be unreasonably withheld), grant any extension of the time of payment of any such Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Supporting Obligation or Collateral Support relating thereto, or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, releases, compromises or settlements granted or made in the ordinary course of business and consistent with its then current practices and in accordance with such practices reasonably believed by such Grantor to be prudent.

(iii)       Except as otherwise provided in this Section and unless otherwise determined by such Grantor in accordance with its good faith business judgment, it shall continue to use its best efforts to collect all amounts due or to become due to it under all such Receivables and any Supporting Obligations or Collateral Support relating thereto, and diligently exercise each material right it may have thereunder, in each case at its own cost and expense, and in connection with such collections and exercise, it shall, upon the occurrence and during the continuance of an Event of Default, take such action as it or the Collateral Agent may reasonably deem necessary.  Notwithstanding the foregoing, the Collateral Agent shall have the right at any time upon the occurrence and during the continuance of an Event of Default to notify, or require such Grantor to notify, any Account Debtor with respect to any such Receivable, Supporting Obligation or Collateral Support of the Collateral Agent’s security interest therein, and in addition, at any time during the continuation of an Event of Default, the Collateral Agent may: (A) direct such Account Debtor to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent and (B) enforce, at the cost and expense of such Grantor, collection thereof and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor would be able to have done.  If the Collateral Agent notifies such Grantor that it has elected to collect any such Receivable, Supporting Obligation or Collateral Support in accordance with the preceding sentence, any payments thereof received by such Grantor shall not be commingled with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent hereunder and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement), and such Grantor shall not grant any extension of the time of payment thereof, compromise, compound or settle the same for less than the full amount thereof, release the same, wholly or partly, or allow any credit or discount whatsoever thereon.

(iv)      It shall use its reasonable best efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Receivable.

Section 3.4         Investment Property

(a)         Representations and Warranties.  Each of the Grantors, jointly with the other Grantors and severally, represents and warrants to the Collateral Agent and the other Secured Parties that:

(i)         Schedule 3.4 sets forth, as of the Applicable Date, (i) all of the Investment Property (other than (A) Receivables not evidenced by an Instrument or Chattel Paper and (B) Equity Interests with an immaterial value) owned or held by or on behalf of such Grantor to the extent not held in a Securities Account and (ii) each Securities Account or commodities account maintained by or on behalf of such Grantor.

(ii)        All Pledged Equity Interests have been duly authorized and validly issued and are fully paid and nonassessable, and such Grantor is the direct owner, beneficially and of record, thereof, free and clear of all Liens (other than Liens expressly permitted by the Secured Transaction Documents).

(iii)       All Pledged Debt other than Pledged Debt described on Schedule 3.4 hereto has been duly authorized, issued and delivered and, where necessary, authenticated, and constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

(iv)      All Investment Property, other than Investment Property held in a Securities Account identified on Schedule 3.4, consisting of certificated securities, Chattel Paper or Instruments other than checks received in the ordinary course of business has been delivered to the Collateral Agent.

(v)       Other than the Pledged Equity Interests that constitute General Intangibles, there is no Investment Property other than that (x) represented by certificated securities or Instruments in the possession of the Collateral Agent or (y) held in a Securities Account identified on Schedule 3.4.

(b)        Registration in Nominee Name; Denominations.  Each Grantor hereby agrees that (i) without limiting Article 5, the Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold any Investment Property in its own name as pledgee, the name of its nominee (as pledgee or as sub agent) or the name of the applicable Grantor, endorsed or assigned, where applicable, in blank or in favor of the Collateral Agent, (ii) at the Collateral Agent’s request, such Grantor will promptly give to the Collateral Agent copies of any material notices or other communications received by it with respect to any Investment Property registered in its name, and (iii) the Collateral Agent shall at all times have the right to exchange any certificates, instruments or other documents representing or evidencing any Investment Property owned or held by or on behalf of such Grantor for certificates, instruments or other documents of smaller or larger denominations for any purpose consistent with this Guarantee and Security Agreement.

(c)         Voting and Distributions.

(i)         Unless and until an Event of Default shall have occurred and be continuing:

(A)           Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of the Investment Property, or any part thereof, for any purpose not inconsistent with the terms of this Guarantee and Security Agreement and the other Secured Transaction Documents; provided, however, that such Grantor will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Investment Property or the rights and remedies of the Collateral Agent under this Guarantee and Security Agreement or any other Secured Transaction Document or the ability of the Collateral Agent to exercise the same.

(B)           The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling it to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subsection (c)(i)(A) and to receive the cash payments it is entitled to receive pursuant to subsection (c)(i)(C).

(C)           Each Grantor shall be entitled to receive, retain and use any and all cash dividends, interest and principal paid on the Investment Property owned or held by it or on its behalf to the extent and only to the extent that such cash dividends, interest and principal are not prohibited by, and otherwise paid in accordance with, the terms and conditions of the Securities Purchase Agreement, the other Secured Transaction Documents and applicable laws.  All non cash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Investment Property, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding Pledged Equity Interests in any issuer of any Investment Property or received in exchange for any Investment Property, or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by such Grantor, shall not be commingled with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent hereunder and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

(ii)        Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default:

(A)           Upon the direction of the Collateral Agent, all rights of each Grantor to dividends, interest or principal that it is authorized to receive pursuant to subsection (c)(i)(C) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest or principal, as applicable.  All dividends, interest and principal received by or on behalf of any Grantor contrary to the provisions of this Section shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement).  Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this subsection (c)(ii)(A) shall be retained by the Collateral Agent in an account to be established in the name of the Collateral Agent, for the ratable benefit of the Secured Parties, upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 6.2.  Subject to the provisions of this subsection (c)(ii)(A), such account shall at all times be under the sole dominion and control of the Collateral Agent, and the Collateral Agent shall at all times have the sole right to make withdrawals therefrom and to exercise all rights with respect to the funds and other property from time to time deposited therein or credited thereto as set forth in the Secured Transaction Documents.  After all Events of Default have been cured or waived, the Collateral Agent shall, within five Business Days after all such Events of Default have been cured or waived, repay to the applicable Grantor all cash dividends, interest and principal (without interest) that such Grantor would otherwise be permitted to retain pursuant to the terms of subsection (c)(i)(C) and which remain in such account.

(B)           Upon the direction of the Collateral Agent, all rights of each Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to subsection (c)(i)(A), and the obligations of the Collateral Agent under subsection (c)(i)(B), shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, provided that, unless otherwise directed by the Investors, the Collateral Agent shall have the right from time to time upon the occurrence of and during the continuance of an Event of Default to permit such Grantor to exercise such rights.  After all Events of Default have been cured or waived, the applicable Grantor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of subsection (c)(i)(A).

(d)        Covenants and Agreements.  [Intentionally Omitted]

Section 3.5         Letter of Credit Rights

Each of the Grantors, jointly with the other Grantors and severally, represents and warrants to the Collateral Agent and the other Secured Parties that Schedule 3.5 sets forth, as of the Applicable Date, each letter of credit giving rise to a Letter of Credit Right included in the Collateral owned or held by or on behalf of such Grantor.

Section 3.6     Intellectual Property Collateral

(a)         Representations and Warranties.  Each of the Grantors, jointly with the other Grantors and severally, represents and warrants to the Collateral Agent and the other Secured Parties that Schedule 3.6 sets forth, as of the Applicable Date, all of the Patents, material Patent Licenses, Trademarks, Trademark Licenses, material Copyrights, material Copyright Licenses, Trade Secret Licenses and Domain Names included in the Collateral owned or held by such Grantor.

(b)         Covenants and Agreements.  Each Grantor hereby covenants and agrees as follows:

(i)         It will not, knowingly or intentionally, nor will it permit any of its licensees (or sublicensees) to, do any act, or omit to do any act, whereby any Patent that is related to the conduct of its business may become invalidated or dedicated to the public, and it shall use its reasonable best efforts to continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

(ii)       It will (either directly or through its licensees or its sublicensees), for each Trademark that is necessary for the conduct of its business, (A) maintain such Trademark in full force free from any claim of abandonment or invalidity for non use, (B) display such Trademark with notice of Federal or other analogous registration to the extent necessary and sufficient to establish and preserve its rights under applicable law, and (C) not knowingly use or knowingly permit the use of such Trademark in violation of any third party’s valid and legal rights.

(iii)     It will promptly notify the Collateral Agent in writing if it knows or has reason to know that any Intellectual Property material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or the United States Copyright Office, or any similar offices or tribunals in the United States or any other country) regarding such Grantor’s ownership of any such Intellectual Property, its right to register the same, or to keep and maintain the same.

(iv)       Within thirty (30) days following the last day of each fiscal quarter (and at such other times as the Collateral Agent shall reasonably request) each Grantor shall execute and deliver to the Collateral Agent a Copyright Security Agreement, Trademark Security Agreement and/or Patent Security Agreement, as applicable, containing a description of all Intellectual Property in which such Grantor has obtained an ownership interest during such fiscal quarter or which is not otherwise covered by any previously filed Copyright Security Agreement, Trademark Security Agreement or Patent Security Agreement, as applicable, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

(v)         It will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar offices or tribunals in the United States and the European Union, and except as otherwise determined in its good faith business judgment, any other country, to maintain and pursue each material application relating to the Intellectual Property owned or held by it (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registered Trademark and Copyright that is material to the conduct of its business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent, in good faith, with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.  In the event that it has reason to believe that any Intellectual Property material to the conduct of its business has been or is about to be infringed, misappropriated or diluted by a third party, it promptly shall notify the Collateral Agent in writing and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Intellectual Property.

(vi)       During the continuance of an Event of Default, it shall use its reasonable best efforts to obtain all requisite consents or approvals by the licenser of each License to effect the assignment (as collateral security) of all of its right, title and interest thereunder to the Collateral Agent or its designee.

(vii)     It shall take all steps reasonably necessary to protect the secrecy of all Trade Secrets relating to the products and services sold or delivered under or in connection with the Intellectual Property owned or held by, including entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents.

(viii)   It shall in accordance with its past practices continue to collect all amounts due or to become due to such Grantor under all Intellectual Property, and diligently exercise each material right it may have thereunder, in each case at its own cost and expense, and in connection with such collections and exercise, it shall, upon the occurrence and during the continuance of an Event of Default, take such action as it or the Collateral Agent may reasonably deem necessary.  Notwithstanding the foregoing, the Collateral Agent shall have the right at any time after the occurrence and during the continuance of an Event of Default to notify, or require such Grantor to notify, any relevant obligors with respect to such amounts of the Collateral Agent’s security interest therein.

Section 3.7     Commercial Tort Claims

(a)         Representations and Warranties.  Each of the Grantors, jointly with the other Grantors and severally, represents and warrants to the Collateral Agent and the other Secured Parties that Schedule 3.7 sets forth, as of the Applicable Date, all Commercial Tort Claims made by it or on its behalf or to which it otherwise has any right, title or interest.

(b)         Covenants and Agreements.  Each Grantor hereby covenants and agrees that promptly after the same shall have been commenced, it shall provide to the Collateral Agent written notice of any Commercial Tort Claim and any judgment, settlement or other disposition thereof.

Section 3.8     Deposit Accounts.

(a)         Representations and Warranties.  The only Deposit Accounts maintained by any Grantor on the Applicable Date are those listed on Schedule 3.8 which sets forth such information separately for each Grantor.

(b)         Covenants and Agreements.  Each Grantor hereby covenants and agrees as follows:

Following the Applicable Date, each Grantor shall provide the Investors and Collateral Agent fifteen (15) days written notice prior to the formation of a Deposit Account.

ARTICLE 4.

FURTHER ASSURANCES

Each Grantor hereby covenants and agrees, at its own cost and expense, to execute, acknowledge, deliver and/or cause to be duly filed all such further agreements, instruments and other documents (including favorable legal opinions in connection with any Transaction) that may be reasonably requested by the Collateral Agent, and take all such further actions, that the Collateral Agent may from time to time reasonably request to preserve, protect and perfect the Security Interest granted by it and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with its execution and delivery of this Guarantee and Security Agreement, the granting by it of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith.  In addition, to the extent permitted by applicable law, each Grantor hereby irrevocably authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral owned or held by it or on its behalf without the signature of such Grantor and additionally agrees that a photographic or other reproduction of this Guarantee and Security Agreement may be filed with the United States Patent and Trademark Office and/or the United States Copyright Office, as applicable.  Each Grantor hereby further irrevocably authorizes the Collateral Agent to file a Record or Records, including financing statements, in all jurisdictions and with all filing offices that the Collateral Agent may determine, in its sole and absolute discretion, are necessary, advisable or prudent to perfect the Security Interest granted by it and agrees that such financing statements may describe the Collateral owned or held by it or on its behalf in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner that the Collateral Agent may determine, in its sole and absolute discretion, is necessary, advisable or prudent to perfect the Security Interest granted by such Grantor, including describing such property as “all assets” or “all personal property.”

ARTICLE 5.

COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT

Each Grantor hereby appoints the Collateral Agent and any officer or agent thereof, as its true and lawful agent and attorney in fact for the purpose of carrying out the provisions of this Guarantee and Security Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest, and without limiting the generality of the foregoing, the Collateral Agent shall have the right, with power of substitution for such Grantor and in such Grantor’s name or otherwise, for the use and benefit of the Collateral Agent and the other Secured Parties, upon the occurrence and during the continuance of an Event of Default, (i) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral owned or held by it or on its behalf or any part thereof; (ii) to demand, collect, receive payment of, give receipt for, and give discharges and releases of, any of such Collateral; (iii) to sign the name of such Grantor on any invoice or bill of lading relating to any of such Collateral; (iv) to send verifications of Receivables owned or held by it or on its behalf to any Account Debtor; (v) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on any of the Collateral owned or held by it or on its behalf or to enforce any rights in respect of any of such Collateral; (vi) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to any of such Collateral; (vii) to notify, or to require such Grantor to notify, Account Debtors and other obligors to make payment directly to the Collateral Agent, and (viii) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any of such Collateral, and to do all other acts and things necessary to carry out the purposes of this Guarantee and Security Agreement, as fully and completely as though the Collateral Agent were the absolute owner of such Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any other Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any other Secured Party, or to present or file any claim or notice, or to take any action with respect to any of the Collateral or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any other Secured Party with respect to any of the Collateral shall give rise to any defense, counterclaim or offset in favor of such Grantor or to any claim or action against the Collateral Agent or any other Secured Party in the absence of the Collateral Agent’s or such Secured Party’s gross negligence or willful misconduct.  The provisions of this Article shall in no event relieve any Grantor of any of its obligations hereunder or under the other Secured Transaction Documents with respect to any of the Collateral or impose any obligation on the Collateral Agent or any other Secured Party to proceed in any particular manner with respect to any of the Collateral, or in any way limit the exercise by the Collateral Agent or any other Secured Party of any other or further right that it may have on the date of this Guarantee and Security Agreement or hereafter, whether hereunder, under any other Secured Transaction Document, by law or otherwise.  Any sale pursuant to the provisions of this paragraph shall conform to the commercially reasonable standards as provided in Part 6 of Article 9 of the UCC.

ARTICLE 6.

REMEDIES UPON DEFAULT

Section 6.1     Remedies Generally

(a)         General Rights.  Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral owned or held by it or on its behalf to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times to the extent permitted by law: (i) with respect to any Collateral consisting of Intellectual Property or Commercial Tort Claims, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any such Collateral by the applicable Grantors to the Collateral Agent, or, in the case of Intellectual Property, to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (ii) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral owned or held by it or on its behalf and without liability for trespass to enter any premises where such Collateral may be located for the purpose of taking possession of or removing such Collateral and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law.  Without limiting the generality of the foregoing, each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of any of the Collateral owned or held by or on behalf of such Grantor, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate.  The Collateral Agent shall be irrevocably authorized at any such sale of such Collateral constituting securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing such Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale, the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the applicable Grantor, and such Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

(b)         Sale of Collateral. The Collateral Agent shall give each Grantor ten days’ written notice (which such Grantor agrees is reasonable notice within the meaning of Part 6 of Article 9 of the UCC) of the Collateral Agent’s intention to make any sale of any of the Collateral owned or held by or on behalf of such Grantor. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which such Collateral will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of any of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by applicable law) from any right of redemption, stay, valuation or appraisal on the part of such Grantor (all said rights being also hereby waived and released to the extent permitted by law), any of the Collateral offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from such Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Grantor therefor. For purposes hereof, (i) a written agreement to purchase any of the Collateral shall be treated as a sale thereof, (ii) the Collateral Agent shall be free to carry out such sale pursuant to such agreement, and (iii) no Grantor shall be entitled to the return of any of the Collateral subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon any of the Collateral and to sell any of the Collateral pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Without limiting the generality of the foregoing, each Grantor agrees as follows: (A) if the proceeds of any sale of the Collateral owned or held by it or on its behalf pursuant to this Article are insufficient to pay all the Obligations, it shall be liable for the resulting deficiency and the fees, charges and disbursements of any counsel employed by the Collateral Agent or any other Secured Party to collect such deficiency, (B) it hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any such Collateral may have been sold at any private sale pursuant to this Article was less than the price that might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree, (C) there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements in this Section may be specifically enforced, (D) the Collateral Agent may sell any such Collateral without giving any warranties as to such Collateral, and the Collateral Agent may specifically disclaim any warranties of title or the like, and (E) the Collateral Agent shall have no obligation to marshal any such Collateral.

Section 6.2     Application of Proceeds of Sale

The Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

FIRST, to the payment of all reasonable costs and expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Guarantee and Security Agreement, any other Secured Transaction Document or any of the Obligations, including all out of pocket court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Secured Transaction Document on behalf of any Grantor and any other reasonable out-of-pocket costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Secured Transaction Document;

SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

THIRD, to the applicable Grantor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have sole and absolute discretion as to the order of application of any such proceeds, moneys or balances in accordance with this Guarantee and Security Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

Section 6.3     Investment Property

In view of the position of each Grantor in relation to the Investment Property, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal securities laws”) with respect to any disposition of the Investment Property permitted hereunder. Each Grantor understands that compliance with the Federal securities laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Investment Property, and might also limit the extent to which or the manner in which any subsequent transferee of any Investment Property could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Investment Property under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Investment Property, limit the purchasers to those who will agree, among other things, to acquire such Investment Property for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (i) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Investment Property, or any part thereof, shall have been filed under the Federal securities laws and (ii) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Investment Property at a price that the Collateral Agent, in its discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells any such Investment Property.

Section 6.4     Grant of License to Use Intellectual Property

For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article, at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, non exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sub license any of the Collateral consisting of Intellectual Property now owned or held or hereafter acquired or held by or on behalf of such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub license or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon such Grantor notwithstanding any subsequent cure of an Event of Default. Any royalties and other payments received by the Collateral Agent shall be applied in accordance with Section 6.2.

ARTICLE 7.

REIMBURSEMENT OF COLLATERAL AGENT

Each Grantor agrees, jointly with the other Grantors and severally, to pay to the Collateral Agent the amount of any and all reasonable out-of-pocket expenses, including the fees, other charges and disbursements of counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Guarantee and Security Agreement relating to such Grantor or any of its property, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral owned or held by or on behalf of such Grantor, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder relating to such Grantor or any of its property, or (iv) the failure by such Grantor to perform or observe any of the provisions hereof. Without limitation of its indemnification obligations under the other Secured Transaction Documents, each of the Grantors agrees, jointly with the other Grantors and severally, to indemnify the Collateral Agent and each Related Party thereof (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related out-of-pocket expenses, including reasonable counsel fees, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (a) the execution or delivery by such Grantor of this Guarantee and Security Agreement or any other Secured Transaction Document or any agreement or instrument contemplated hereby or thereby, or the performance by such Grantor of its obligations under the Secured Transaction Documents and the other transactions contemplated thereby or (b) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by judgment of a court of competent jurisdiction to have primarily resulted from the gross negligence or willful misconduct of such Indemnitee. Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Secured Transaction Documents. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Guarantee and Security Agreement or any other Secured Transaction Document, the consummation of the transactions contemplated hereby or thereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Guarantee and Security Agreement or any other Secured Transaction Document or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section shall be payable within ten days of written demand therefor and shall bear interest at the then prevailing rate under the Secured Notes.

ARTICLE 8.

WAIVERS; AMENDMENTS

No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent and the other Secured Parties hereunder and under the other Secured Transaction Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Guarantee and Security Agreement or any other Secured Transaction Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Grantor in any case shall entitle such Grantor to any other or further notice or demand in similar or other circumstances. Neither this Guarantee and Security Agreement nor any provision hereof may be waived, amended, supplemented or otherwise modified, or any departure therefrom consented to, except pursuant to an agreement or agreements in writing entered into by the Grantors and Investors holding more than a majority of the aggregate principal amount of the Senior Secured Notes then outstanding, provided that no such agreement shall waive, amend, supplement or otherwise modify, or consent to a departure to, the rights or duties of the Collateral Agent hereunder without the prior written consent of the Collateral Agent.

ARTICLE 9.

SECURITY INTEREST ABSOLUTE

All rights of the Collateral Agent hereunder, the Security Interest and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Securities Purchase Agreement, any other Secured Transaction Document, any agreement with respect to any of the Obligations, or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other waiver, amendment, supplement or other modification of, or any consent to any departure from, the Securities Purchase Agreement, any other Secured Transaction Document or any other agreement or instrument relating to any of the foregoing, (iii) any exchange, release or non-perfection of any Lien on any other collateral, or any release or waiver, amendment, supplement or other modification of, or consent under, or departure from, any guarantee, securing or guaranteeing all or any of the Obligations, or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or in respect of this Guarantee and Security Agreement or any other Secured Transaction Document.

ARTICLE 10.

TERMINATION; RELEASE

This Guarantee and Security Agreement and the Security Interest shall terminate and be of no further force and effect when the Obligations shall have been finally and indefeasibly paid in full. Upon (i) any sale, transfer or other disposition permitted by the Secured Transaction Documents (other than any sale, transfer or other disposition of any Collateral that would, immediately after giving effect thereto, continue to be Collateral but for the release of the Security Interest therein pursuant to this clause) or (ii) the effectiveness of any written consent to the release of the Security Interest in any Collateral, the Security Interest in such Collateral shall be automatically released. In addition, if any of the Pledged Equity Interests in any Subsidiary are sold, transferred or otherwise disposed of pursuant to a transaction permitted by the Secured Transaction Documents and, immediately after giving effect thereto, such Subsidiary or subsidiary, as applicable, would no longer be a Subsidiary or a subsidiary, as applicable, then the obligations of such Subsidiary or subsidiary, as applicable, under this Guarantee and Security Agreement and the Security Interest in the Collateral owned or held by or on behalf of such Subsidiary or such subsidiary, as applicable, shall be automatically released. In connection with any termination or release pursuant to this Section, the Collateral Agent shall execute and deliver to the applicable Grantor, and hereby authorizes the filing of, at such Grantor’s cost and expense, all Uniform Commercial Code termination statements and similar documents that such Grantor may reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Article shall be without recourse to or warranty by the Collateral Agent or any other Secured Party.

ARTICLE 11.

ADDITIONAL SUBSIDIARY GUARANTORS AND GRANTORS

Each Grantor hereby covenants and agrees to cause each of its Subsidiaries to execute a Supplement within three (3) calendar days of such Subsidiary becoming a Subsidiary of such Grantor. Upon execution and delivery after the date hereof by the Collateral Agent and a Subsidiary of a Supplement, such Subsidiary shall become a Subsidiary Guarantor and Grantor, as applicable, hereunder with the same force and effect as of the date of such execution as if originally named as a Subsidiary Guarantor and a Grantor, as applicable, herein (each an “Additional Subsidiary Guarantor and Grantor”). The execution and delivery of any Supplement shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder and each Grantor and other party (other than an Investor) under the Secured Transaction Documents shall remain in full force and effect notwithstanding the addition of any Additional Subsidiary Guarantor and Grantor as a party to this Guarantee and Security Agreement.

ARTICLE 12.

COLLATERAL AGENT

Each Investor hereby irrevocably appoints the Collateral Agent as its agent and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

The Person serving as the Collateral Agent hereunder shall have the same rights and powers in its capacity as an Investor as any other investor and may exercise the same as though it were not the Collateral Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Company or any Subsidiary or other Affiliate thereof as if it were not the Collateral Agent hereunder.

The Collateral Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (i) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing, (ii) the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by this Agreement, and (iii) except as expressly set forth herein, the Collateral Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of the Subsidiaries that is communicated to or obtained by the Person serving as Collateral Agent or any of its Affiliates in any capacity. The Collateral Agent shall not be liable for any action taken or not taken by it in the absence of its own gross negligence or willful misconduct. The Collateral Agent shall be deemed not to have knowledge of any Event of Default unless and until written notice thereof is given to the Collateral Agent by the Company or an Investor (and, promptly after its receipt of any such notice, it shall give each Investor and the Company notice thereof), and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (a) any statement, warranty or representation made in or in connection with any Secured Transaction Document, (b) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (c) the performance or observance of any of the covenants, agreements or other terms or conditions set forth therein, (d) the validity, enforceability, effectiveness or genuineness thereof or any other agreement, instrument or other document or (e) the satisfaction of any condition set forth in herein, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent.

The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing reasonably believed by it to be genuine and to have been signed or sent by the proper Person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and reasonably believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for the Grantors), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Collateral Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub agents appointed by the Collateral Agent, provided that no such delegation shall serve as a release of the Collateral Agent or waiver by the Company of any rights hereunder. The Collateral Agent and any such sub agent may perform any and all its duties and exercise its rights and powers through their respective affiliates. The exculpatory provisions of the preceding paragraphs shall apply to any such sub agent and to the affiliates of the Collateral Agent and any such sub agent, and shall apply to their respective activities acting for the Collateral Agent.

Subject to the appointment and acceptance of a successor Collateral Agent as provided in this paragraph, the Collateral Agent may resign at any time by notifying the Investors and the Company. Upon any such resignation, the Investor holding a majority of the principal amount of the Senior Secured Notes shall have the right to appoint a successor. If no successor shall have been so appointed by the Investor and shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Investor holding a majority of the principal amount of the Senior Secured Notes, appoint a successor Collateral Agent which shall be a bank with an office in New York, New York, or an affiliate of any such bank. Upon the acceptance of its appointment as Collateral Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. After the Collateral Agent’s resignation hereunder, the provisions of this Article shall continue in effect for the benefit of such retiring Collateral Agent, its sub agents and their respective affiliates in respect of any actions taken or omitted to be taken by any of them while it was acting as Collateral Agent.

Each Investor acknowledges that it has, independently and without reliance upon the Collateral Agent or any other Investors and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into the Secured Transaction Documents. Each Investor also acknowledges that it will, independently and without reliance upon the Collateral Agent or any other Investors and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon any Secured Transaction Document, any related agreement or any document furnished thereunder.

ARTICLE 13.

NOTICES

All notices, requests, demands and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address or facsimile number set forth below or such other address or facsimile number as such party may hereafter specify by notice to the other parties listed below:

(a)         If to the Company:

Twistbox Entertainment, Inc.
14242 Ventura Blvd., Third Floor
Sherman Oaks, CA 91423
Telephone: (818) 301-6200
Facsimile: (818) 708-0598
Attention: Chief Executive Officer
Attention: General Counsel

with a copy to:

Manatt, Phelps & Phillips, LLP
11355 West Olympic Boulevard
Los Angeles, CA  90064
Telephone: (310) 312-4168
Facsimile: (310) 914-5789
Attention: Richard J. Maire, Jr., Esq.

(b)         If to Parent or a Subsidiary Guarantor: At its address for notices set forth on Schedule I.

(c)         If to the Collateral Agent:

ValueAct SmallCap Master Fund, L.P.
435 Pacific Avenue, 4th Floor
San Francisco, CA 94133
Telephone: (415) 249-1237
Facsimile: (415) 249-1242
Attention: Jimmy Price

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
Telephone: (212) 373-3425
Facsimile: (212) 492-0425
Attention: Valerie Radwaner, Esq.

Each such notice, request or other communication shall be effective (i) upon receipt (provided, however, that notices received on a Saturday, Sunday or legal holiday or after 6:30 p.m. (New York City time) on any other day will be deemed to have been received on the next Business Day), if given by facsimile transmission, (ii) the Business Day following the date of delivery with a nationally recognized overnight courier service or (iii) if given by any other means, when delivered at the address specified in this Article 13.

ARTICLE 14.

BINDING EFFECT; SEVERAL AGREEMENT; ASSIGNMENTS

Whenever in this Guarantee and Security Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party, and all covenants, promises and agreements by or on behalf of any Grantor that are contained in this Guarantee and Security Agreement shall bind and inure to the benefit of each party hereto and its successors and permitted assigns. This Guarantee and Security Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and permitted assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties, and their respective successors and permitted assigns, except that no Grantor shall have the right to assign its rights or obligations hereunder or any interest herein or in any of the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Guarantee and Security Agreement or the other Secured Transaction Documents. This Guarantee and Security Agreement shall be construed as a separate agreement with respect to each of the Grantors and may be amended, supplemented, waived or otherwise modified or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

ARTICLE 15.

SURVIVAL OF AGREEMENT; SEVERABILITY

All covenants, agreements, representations and warranties made by the Grantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Guarantee and Security Agreement or any other Secured Transaction Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the execution and delivery of any Secured Transaction Document and the making of any Loan, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Guarantee and Security Agreement shall terminate. In the event any one or more of the provisions contained in this Guarantee and Security Agreement or in any other Secured Transaction Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

ARTICLE 16.

GOVERNING LAW

THIS GUARANTEE AND SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THE LAWS OF THE FEDERAL REPUBLIC OF GERMANY SHALL APPLY ONLY TO THE EXTENT SUCH APPLICATION IS MANDATORY PURSUANT TO THE PRINCIPLES OF INTERNATIONAL PRIVATE LAW (CONFLICT OF LAWS).

ARTICLE 17.

COUNTERPARTS

This Guarantee and Security Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract (subject to Article 14), and shall become effective as provided in Article 14. Delivery of an executed counterpart of this Guarantee and Security Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Guarantee and Security Agreement.

ARTICLE 18.

HEADINGS

Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Guarantee and Security Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Guarantee and Security Agreement.

ARTICLE 19.

JURISDICTION; VENUE; CONSENT TO SERVICE OF PROCESS

EACH OF THE GRANTORS HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES’ DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE SECURED PARTIES MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST THE COMPANY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

EACH OF THE GRANTORS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE AND SECURITY AGREEMENT OR ANY OTHER SECURED TRANSACTION DOCUMENT IN ANY COURT REFERRED TO IN THE PRECEDING PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN ARTICLE 13. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

ARTICLE 20.

WAIVER OF JURY TRIAL

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTEE AND SECURITY AGREEMENT OR ANY OTHER SECURED TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTEE AND SECURITY AGREEMENT AND THE OTHER SECURED TRANSACTION DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Guarantee and Security Agreement as of the day and year first above written.

TWISTBOX ENTERTAINMENT, INC.

By:
Name:
Title:

NEUMEDIA, INC. formerly known as Mandalay Media, Inc.

By:
Name:
Title:

FOREIGN SUBSIDIARIES

TWISTBOX ENTERTAINMENT LTD. (RUSSIA)

By:
Name:
Title:

TWISTBOX ENTERTAINMENT LIMITED (UK)

By:
Name:
Title:

TWISTBOX ENTERTAINMENT LTDA (BRAZIL)

By:
Name:
Title:

WAAT MEDIA CHILE SA

By:
Name:
Title:

TWISTBOX ENTERTAINMENT OF ARGENTINA

By:
Name:
Title:

WAAT MEDIA COLUMBIA

By:
Name:
Title:

DOMESTIC SUBSIDIARIES

WAAT MEDIA CORP.

By:
Name:
Title:

VALUEACT SMALLCAP MASTER
FUND, L.P., as Collateral Agent

By Its General Partner, VA SmallCap Partners,

By:
Name:
Title:

VALUEACT SMALLCAP MASTER
FUND, L.P., as Investor

By Its General Partner, VA SmallCap Partners,

By:
Name:
Title:

EXHIBIT A

FORM OF COPYRIGHT SECURITY AGREEMENT

This Copyright Security Agreement (this “Copyright Security Agreement”), dated as of ___________, is made by ________________, a ____________, located at __________________ (the “Grantor”), in favor of ValueAct SmallCap Master Fund, L.P., a British Virgin Islands limited partnership, located at 435 Pacific Avenue, San Francisco, CA 94133, in its capacity as collateral agent for the benefit of the Secured Parties pursuant to the Guarantee and Security Agreement (defined below) (in such capacity, the “Collateral Agent”).

WITNESSETH :

WHEREAS, reference is made to the Securities Purchase Agreement, dated as of July 30, 2007, among the Grantor, the Subsidiary Guarantors, and the Investor (as amended, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”);

WHEREAS, the Investor has agreed to purchase the Senior Secured Notes from the Grantor pursuant to, and upon the terms and subject to the conditions specified in, the Securities Purchase Agreement;

WHEREAS, as a condition to the obligation of the Investor to purchase the Senior Secured Notes under the Security Purchase Agreement, Grantor, the Subsidiary Guarantors, Investor and the Collateral Agent have entered into a Guarantee and Security Agreement dated July 30, 2007 (as amended and restated on ____________, 2010 pursuant to that certain Amended and Restated Security Agreement among the Grantor, the Subsidiary Guarantors, Investor and the Collateral Agent, the “Security Agreement”) pursuant to which the Grantor is required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and as a condition to the obligation of the Investor to purchase the Senior Secured Notes, the Grantor and the Collateral Agent hereby agree as follows:

SECTION 1.  Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meaning given to them in the Security Agreement.

SECTION 2.  Grant of Security Interest in Copyright Collateral.  Subject to the terms and conditions of the Security Agreement, as security for the payment or performance, as applicable, in full of the Obligations, the Grantor hereby pledges and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a lien on and security interest in and to all of its right, title and interest in, to and under all the following property of the Grantor, wherever located, whether now existing or hereafter arising or acquired from time to time (all of which being hereinafter collectively referred to as, the “Copyright Collateral”):

1

(a)
(i) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (ii) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office or any similar offices in the United States or any other country, including those copyright rights described on Schedule 1 attached hereto; and

(b)	all Proceeds, products, substitutions, accessions, rents and profits of or in respect of any of the foregoing.

SECTION 3.  Security Agreement.  The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement, and the Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4.  Termination.  Upon the full payment and performance of the Obligations and termination of the Security Agreement, upon written request of the Grantor, the Collateral Agent shall execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien on and security interest in the Copyright Collateral under this Copyright Security Agreement.

SECTION 5.  Governing Law.  THIS COPYRIGHT SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.  Counterparts.  This Copyright Security Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract.  Delivery of an executed counterpart of this Copyright Security Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Copyright Security Agreement.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[_____________________]
as Grantor

By:
Name:
Title

[Signature Page to Copyright Security Agreement]

3

SCHEDULE 1

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND APPLICATIONS

Jurisdiction	Title	Registration No.	Registration Date	Status

EXHIBIT B

FORM OF PATENT SECURITY AGREEMENT

This Patent Security Agreement (this “Patent Security Agreement”), dated as of ___________, is made by ________________, a ____________, located at __________________ (the “Grantor”), in favor of ValueAct SmallCap Master Fund, L.P., a British Virgin Islands limited partnership, located at 435 Pacific Avenue, San Francisco, CA 94133, in its capacity as collateral agent for the benefit of the Secured Parties pursuant to the Guarantee and Security Agreement (defined below) (in such capacity, the “Collateral Agent”).

WITNESSETH :

WHEREAS, reference is made to the Securities Purchase Agreement, dated as of July 30, 2007, among the Grantor, the Subsidiary Guarantors, and the Investor (as amended, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”);

WHEREAS, the Investor has agreed to purchase the Senior Secured Notes from the Grantor pursuant to, and upon the terms and subject to the conditions specified in, the Securities Purchase Agreement;

WHEREAS, as a condition to the obligation of the Investor to purchase the Senior Secured Notes under the Security Purchase Agreement, Grantor, the Subsidiary Guarantors, Investor and the Collateral Agent have entered into a Guarantee and Security Agreement dated July 30, 2007 (as amended and restated on ____________, 2010 pursuant to that certain Amended and Restated Security Agreement among the Grantor, the Subsidiary Guarantors, Investor and the Collateral Agent, the “Security Agreement”) pursuant to which the Grantor is required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and as a condition to the obligation of the Investor to purchase the Senior Secured Notes, the Grantor and the Collateral Agent hereby agree as follows:

SECTION 1.  Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meaning given to them in the Security Agreement.

SECTION 2.  Grant of Security Interest in Patent Collateral.  Subject to the terms and conditions of the Security Agreement, as security for the payment or performance, as applicable, in full of the Obligations, the Grantor hereby pledges and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a lien on and security interest in and to all of its right, title and interest in, to and under all the following property of the Grantor, wherever located, whether now existing or hereafter arising or acquired from time to time (all of which being hereinafter collectively referred to as, the “Patent Collateral”):

1

(a)
(i) all letters patent of the United States or any other country, all registrations and recordings thereof and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in the United States or any other country, including those described on Schedule 1 attached hereto, and (ii) all reissues, continuations, divisions, continuations in part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein; and

(b)	all Proceeds, products, substitutions, accessions, rents and profits of or in respect of any of the foregoing.

SECTION 3.  Security Agreement.  The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement, and the Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4.  Termination.  Upon the full payment and performance of the Obligations and termination of the Security Agreement, upon written request of the Grantor, the Collateral Agent shall execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien on and security interest in the Patent Collateral under this Patent Security Agreement.

SECTION 5.  Governing Law.  THIS PATENT SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.  Counterparts.  This Patent Security Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract.  Delivery of an executed counterpart of this Patent Security Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Patent Security Agreement.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[_____________________]
as Grantor

By:
Name:
Title

[Signature Page to Patent Security Agreement]

3

SCHEDULE 1

to

PATENT SECURITY AGREEMENT

ISSUED PATENT AND PATENT APPLICATIONS

Jurisdiction	Title	(Application) / Registration No.	(Filing) / Registration Date	Status

EXHIBIT C

FORM OF TRADEMARK SECURITY AGREEMENT

This Trademark Security Agreement (this “Trademark Security Agreement”), dated as of ___________, is made by ________________, a ____________, located at __________________ (the “Grantor”), in favor of ValueAct SmallCap Master Fund, L.P., a British Virgin Islands limited partnership, located at 435 Pacific Avenue, San Francisco, CA 94133, in its capacity as collateral agent for the benefit of the Secured Parties pursuant to the Guarantee and Security Agreement (defined below) (in such capacity, the “Collateral Agent”).

WITNESSETH :

WHEREAS, reference is made to the Securities Purchase Agreement, dated as of July 30, 2007, among the Grantor, the Subsidiary Guarantors, and the Investor (as amended, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”);

WHEREAS, the Investor has agreed to purchase the Senior Secured Notes from the Grantor pursuant to, and upon the terms and subject to the conditions specified in, the Securities Purchase Agreement;

WHEREAS, as a condition to the obligation of the Investor to purchase the Senior Secured Notes under the Security Purchase Agreement, Grantor, the Subsidiary Guarantors, Investor and the Collateral Agent have entered into a Guarantee and Security Agreement dated July 30, 2007 (as amended and restated on ____________, 2010 pursuant to that certain Amended and Restated Security Agreement among the Grantor, the Subsidiary Guarantors, Investor and the Collateral Agent, the “Security Agreement”) pursuant to which the Grantor is required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and as a condition to the obligation of the Investor to purchase the Senior Secured Notes, the Grantor and the Collateral Agent hereby agree as follows:

SECTION 1.  Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meaning given to them in the Security Agreement.

SECTION 2.  Grant of Security Interest in Trademark Collateral.  Subject to the terms and conditions of the Security Agreement, as security for the payment or performance, as applicable, in full of the Obligations, the Grantor hereby pledges and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a lien on and security interest in and to all of its right, title and interest in, to and under all the following property of the Grantor, wherever located, whether now existing or hereafter arising or acquired from time to time (all of which being hereinafter collectively referred to as, the “Trademark Collateral”):

1

(a)
all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in the United States or any other country, and all extensions or renewals thereof, including those trademark registrations and applications described on Schedule 1 attached hereto, (ii) all goodwill associated therewith or symbolized by any of the foregoing and (iii) all other assets, rights and interests that uniquely reflect or embody such goodwill; and

(b)	all Proceeds, products, substitutions, accessions, rents and profits of or in respect of any of the foregoing;

provided, however, that the grant of security interest hereunder shall not include any intent-to-use United States trademark applications for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. § 1051(c) or 15 U.S.C. § 1051(d), respectively, or if filed, has not been deemed in conformance with 15 U.S.C. § 1051(a) or examined and accepted, respectively, by the United States Patent and Trademark Office provided that upon such filing and acceptance, such intent-to-use applications shall be included in the definition of Trademark Collateral.

SECTION 3.  Security Agreement.  The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement, and the Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4.  Termination.  Upon the full payment and performance of the Obligations and termination of the Security Agreement, upon written request of the Grantor, the Collateral Agent shall execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien on and security interest in the Trademark Collateral under this Trademark Security Agreement.

SECTION 5.  Governing Law.  THIS TRADEMARK SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

2

SECTION 6.  Counterparts.  This Trademark Security Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract.  Delivery of an executed counterpart of this Trademark Security Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Trademark Security Agreement.

[Signature Page Follows]

3

IN WITNESS WHEREOF, the Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[_____________________]
as Grantor

By:
Name:
Title

[Signature Page to Trademark Security Agreement]

4

SCHEDULE 1

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND APPLICATIONS

Jurisdiction	Trademark	Registration No. (App. No.)	Registration Date (App. Date)	Record Owner	Status